UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On November 4, 2015, Sabre GLBL Inc. (the “Issuer”), a wholly-owned subsidiary of Sabre Corporation (“Sabre,” the “Corporation,” “we,” “us,” or “our”), Sabre Holdings Corporation (“Holdings”) and the several guarantors thereunder entered into a purchase agreement (the “Purchase Agreement”) with Goldman, Sachs & Co., as representative of the several initial purchasers listed in Schedule I to the Purchase Agreement, relating to the offering (the “Offering”) by the Issuer of $500 million aggregate principal amount of 5.250% senior secured notes due 2023 (the “2023 Notes”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 herewith and incorporated by reference herein.

Indenture and Notes

On November 9, 2015, the Issuer, Holdings and certain of the Issuer’s subsidiaries, as guarantors (collectively, with Holdings, the “Guarantors”), and Wells Fargo Bank, National Association (“Wells Fargo”) as trustee and collateral agent, entered into an indenture (the “Indenture”) governing the Issuer’s newly issued 2023 Notes. The 2023 Notes were issued in an aggregate principal amount of $500 million and will pay interest semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2016, at a rate of 5.250% per year, and will mature on November 15, 2023.

The 2023 Notes are jointly and severally, irrevocably and unconditionally guaranteed by Holdings and all of the Issuer’s restricted subsidiaries that guarantee the Issuer’s credit facility, which consists of the incremental term loan facility entered into by the Issuer on September 30, 2013, the $1,775 million term loan facility entered into by the Issuer on February 19, 2013, the $425 million term loan facility entered into by the Issuer on February 19, 2013 and the $405 million multi-currency revolver entered into by the Issuer on February 19, 2013, as subsequently amended (collectively, the “Credit Facility”). In addition, each future direct and indirect restricted subsidiary of the Issuer (other than a securitization subsidiary) that guarantees indebtedness under the Credit Facility, any additional first lien obligations, any junior lien obligations or any capital markets debt securities of the Issuer or a guarantor, will guarantee the 2023 Notes. The Credit Facility currently requires, subject to certain exceptions, newly formed or acquired domestic wholly-owned subsidiaries (other than unrestricted subsidiaries) to guarantee the obligations thereunder. Neither the 2023 Notes nor the Credit Facility will be guaranteed by any of the Issuer’s foreign subsidiaries or unrestricted subsidiaries.

The 2023 Notes and the guarantees are general senior secured obligations of the Issuer and each Guarantor, rank equally in right of payment to all existing and future unsubordinated indebtedness of the Issuer, rank effectively senior to all unsecured indebtedness of the Issuer, to the extent of the value of the collateral securing the 2023 Notes, which it shares pari passu with the Credit Facility and the Issuer’s $530 million 5.375% senior secured notes due 2023 issued on April 14, 2015, are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of the Issuer that do not guarantee the 2023 Notes and are senior in right of payment to all existing and future subordinated indebtedness of the Issuer.

At any time prior to November 15, 2018, the Issuer may redeem all or part of the 2023 Notes at a price equal to 100% of the principal amount of the 2023 Notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole” premium. On or after November 15, 2018, 2019, 2020 and 2021, respectively, the Issuer may redeem some or all of the 2023 Notes at the redemption price of 103.938%, 102.625%, 101.313% and 100.000%, respectively, plus accrued and unpaid interest to the redemption date. At any time prior to November 15, 2018, the Issuer may redeem up to 40% of the original aggregate principal amount of the 2023 Notes, including any additional notes issued under the Indenture, at a redemption price equal to 105.250% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds received by the Issuer in one or more equity offerings; provided that the aggregate principal amount of the 2023 Notes that remain outstanding immediately after such redemption is equal to or greater than 50% of the sum of the aggregate principal amount of the 2023 Notes originally issued under the Indenture on the issue date and any additional notes issued under the Indenture after the issue date (other than the 2023 Notes or additional notes held by the Issuer or any of its affiliates). The Issuer may redeem, in the aggregate, up to 10% of the original aggregate principal amount of the 2023 Notes, including any additional notes issued under the Indenture, at any time and from time to time on or prior to November 15, 2018, at a redemption price of 103.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date.

Upon the occurrence of specific kinds of changes of control, the holders of the 2023 Notes will have the right to cause the Issuer to repurchase some or all of the 2023 Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to the Issuer, Holdings or the Corporation;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications. These covenants will be suspended, and shall not apply at any time during which the 2023 Notes have been assigned an investment grade rating.

This description of the Indenture and the 2023 Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture and the form of the 2023 Notes, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Security Agreement

In connection with the entry into the Indenture, on November 9, 2015, the Issuer, the Guarantors, and Wells Fargo, as collateral agent, entered into a pledge and security agreement (the “Security Agreement”), pursuant to which all of the Issuer’s and the Guarantors’ obligations under the Indenture are secured by first-priority liens on the same collateral securing, on a pari passu basis, the indebtedness owing under the Senior Credit Facilities (as defined in the Indenture) and the Issuer’s $530 million 5.375% senior secured notes due 2023 issued on April 14, 2015, pursuant to certain security agreements and pledge agreements, as amended from time to time (collectively, the “Security Documents”) among Holdings, the Issuer and certain of its restricted subsidiaries.

The liens granted under the Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	all equity interests of the Issuer, held by Holdings;

•	substantially all personal property of the Issuer and the Guarantors, subject to certain exceptions (including, without limitation, exceptions for real property leases and immaterial real property; motor vehicles; with respect to perfection by control, deposit and securities accounts; LC Assets (as defined in the Indenture); assets subject to certain categories of permitted liens; all letter of credit rights; securitization assets; capital stock of unrestricted subsidiaries; certain capital stock of foreign subsidiaries; and assets subject to certain legal or contractual restrictions on assignment or granting of security interests);

•	substantially all the equity interests of any of the Issuer’s restricted subsidiaries directly owned by the Issuer or any subsidiary Guarantor (or, in the case of a foreign subsidiary, 65% of the equity interests directly owned by the Issuer or a subsidiary Guarantor); and

•	mortgages on all material real property owned by the Issuer or any subsidiary Guarantor, none of which existed on the issue date for the 2023 Notes,

except for, so long as such assets are not pledged to secure any other first lien obligations, Principal Domestic Properties and Domestic Subsidiaries, which include Headquarters and Headquarters SPV (each as defined in the Security Agreement).

This description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The Indenture contains covenants that limit, among other things, the Issuer’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Corporation’s common stock to receive dividends. For more information, see the Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01	Other Events

Pricing Press Release

On November 4, 2015, the Corporation issued a press release announcing the pricing of the Offering. A copy of this press release is filed as Exhibit 99.1 herewith and incorporated by reference herein.

Partial Redemption of 2016 Notes

On November 9, 2015, Holdings gave notice to U.S. Bank National Association (the “Trustee”) of its election to redeem $235 million aggregate principal amount of its 8.350% senior notes due 2016 outstanding (the “Redeemed Notes”) on December 10, 2015 (the “Redemption Date”). On November 10, 2015, the Trustee will deliver to the holders of the Redeemed Notes a notice of redemption (the “Notice”), notifying those holders that pursuant to Section 1104 of the indenture, dated as of August 3, 2001 (the “Base Indenture”), as supplemented by a second supplemental indenture dated as of March 13, 2006 (the “Supplemental Indenture” and the Base Indenture, as supplemented by the Supplemental Indenture, the “2016 Notes Indenture”), by and between Holdings and the Trustee, governing Holdings’ $400 million 8.350% senior notes due 2016 (the “2016 Notes”), and paragraph 2 of the 2016 Notes, Holdings has elected to redeem the Redeemed Notes, in accordance with the terms of the 2016 Notes Indenture and the 2016 Notes (the “Redemption”).

Pursuant to the Notice, the Redeemed Notes will be called for Redemption on the Redemption Date. The redemption price for the Redeemed Notes is equal to 100% of the principal amount of the Redeemed Notes or the sum of the present values of the remaining scheduled payments of principal and interest on the Redeemed Notes (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the 2016 Notes), plus 30 basis points, as calculated by an Independent Investment Banker (as defined in the 2016 Notes), plus accrued and unpaid interest on the Redeemed Notes to the Redemption Date (together, the “Redemption Price”).

On the Redemption Date, the Redemption Price will become due and payable on the 2016 Notes called for Redemption and, unless Holdings defaults in making payment of the Redemption Price, interest on the 2016 Notes called for Redemption shall cease to accrue on and after the Redemption Date. We intend to fund the Redemption Price with the proceeds of the Offering.

Forward-Looking Statements

Any statements herein regarding Sabre that are not historical or current facts are forward-looking statements. Such forward-looking statements convey Sabre’s current expectations or forecasts of future events. Forward-looking statements regarding Sabre involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” and “Forward-Looking Statements” sections of Sabre’s Annual Report on Form 10-K, quarterly report on Form 10-Q for the period ended September 30, 2015 and any of Sabre’s other applicable filings with the Securities and Exchange Commission. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement by and between Sabre GLBL Inc., Sabre Holdings Corporation, the guarantors thereunder, Sabre Corporation and the several initial purchasers party thereto.

4.1	Indenture, dated as of November 9, 2015, among Sabre GLBL Inc., each of the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Form of 5.250% Senior Secured Notes due 2023 (included in Exhibit 4.1).

10.1	Pledge and Security Agreement, dated as of November 9, 2015, among Sabre GLBL Inc., Sabre Holdings Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

99.1	Press release issued by Sabre Corporation on November 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: November 9, 2015	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement by and between Sabre GLBL Inc., Sabre Holdings Corporation, the guarantors thereunder, Sabre Corporation and the several initial purchasers party thereto.

4.1	Indenture, dated as of November 9, 2015, among Sabre GLBL Inc., each of the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Form of 5.250% Senior Secured Notes due 2023 (included in Exhibit 4.1).

10.1	Pledge and Security Agreement, dated as of November 9, 2015, among Sabre GLBL Inc., Sabre Holdings Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

99.1	Press release issued by Sabre Corporation on November 4, 2015.